                                CONTRACT NO. CWT001/94
                                ----------------------



Made between              CATERPILLAR OVERSEAS S.A.
                          76, route de Frontenex
                          1208 GENEVA
                          Switzerland

                          herein referred to as "SELLER"


and                       JOINT STOCK CO. "FOREST STARMA"
                          4 KOPROVAYA STREET
                          KOMSOMOLSK-ON-AMUR 681006
                          RUSSIAN FEDERATION

                          herein referred to as "BUYER"


and                       THE PIONEER GROUP INC.
                          60 STATE STREET
                          BOSTON, MA, 02109-1820
                          U.S.A.

                          herein referred to as "PAYOR"

ARTICLE I - SUBJECT OF THE CONTRACT AND PRICES
----------------------------------------------

1. SELLER agrees to sell, BUYER agrees to buy, and PAYOR agrees to make payments on behalf of

      BUYER for machines, generator sets, parts and tools (herein called "Products") as follows:

      a) Machines and generator sets for a total value of US$2,058,225.00 (two million fifty eight thousand and two hundred and twenty five United States Dollars) CIF Vanino, Russian Federation (Incoterms 1990) as specified in Annex B-1/A thru H being an integral part of the Contract.

      b) Consumables and replacement parts and tools, subject to Article I-3 below for a total value of US$408,500.00
            (four hundred and eight thousand and five hundred United States Dollars) CIF Vanino, Russian Federation (Incoterms 1990) as specified in Annex B-2/A and up through B-4/A and up being an integral part of the Contract.

2. The total Contract price of the Products as specified in Annex A, Price Summary, amounts to US$2,466,725.00
      (two million four hundred and sixty six thousand and seven hundred and twenty five United States Dollars)
      CIF Vanino, Russian Federation (Incoterms 1990)

3.    For sale of consumables and replacement parts and tools in accordance with
      Article I-1 b) above, a list of parts and tools (including one pick-up truck) identified by reference numbers and the individual price of each shall be sent by SELLER to BUYER and PAYOR within thirty (30) days from the date of this Contract. BUYER and PAYOR shall have thirty (30) days to review this list, which may only be amended by SELLER or with the written consent of SELLER. The Products contained in this list shall be purchased by BUYER and PAYOR and this list shall become Annex B-2 and up through B-4/A and up to this Contract. The parts and tools shall be priced CIF Vanino, Russian Federation (Incoterms 1990).

ARTICLE II  - DELIVERY
----------------------

SELLER shall deliver the Products FAS port of exit (Incoterms 1990) specified in Annex D not later than the date specified in Annex D (herein called "Delivery Date"). Shipment of Products to the port of entry shall be arranged through SELLER's forwarder and selection of route, method and agency of transportation shall be made by SELLER.

ARTICLE III - PACKING, MARKING, NOTIFICATION, INSURANCE
-------------------------------------------------------

1. The Products shall be packed in accordance with SELLER's normal export packing appropriate for machines, generator sets and parts and suitable for craneage and manual handling.

2. BUYER shall furnish to SELLER by telex or fax no later than fifteen (15) days after the date of this Contract shipping marks and the Trans No/s. applicable.

     The marking shall be made with indelible paint both in the English and Russian languages and shall include the following:
     NAME OF CONSIGNEE:       :
     FINAL DESTINATION        :
     VIA (PORT OF ENTRY)      :
     TRANS NO.                :
     CASE NO.                 :
     GROSS WEIGHT             :
     NET WEIGHT               :

4. SELLER or its forwarder shall inform BUYER and PAYOR by telex, fax or cable, within five (5) working days after ex-factory shipment of Products, of the vessel name, estimated sailing date, port of entry, contract No., trans No., Product description, number of cases, and the gross and net weight of the shipment.

5. SELLER or its forwarder will inform BUYER and PAYOR by telex, fax or cable, within (5) working days after vessel sailing date, of the bill of lading date and number, name of vessel, its estimated arrival time at the port of entry, contract No., trans No., total number of cases against each trans No., description of products, gross and net weight and value of the shipment.

6. SELLER, at its own cost, shall arrange for transportation insurance for the Products, against risk of damage from external cause or physical loss, from supplier's factory or warehouse to DES (delivered ex ship) port of entry (Incoterms 1990).


ARTICLE IV - TITLE, RISK OF LOSS
--------------------------------

Legal title to, ownership of, right to possession of and control over, and risks of loss and damage to, the Products shall remain with SELLER until immediately before the carrier upon which the Products are laden departs international waters and either enters directly into the territorial waters of the Russian Federation, or into the taxing jurisdiction of any other country en route to the Russian Federation once the Products finally depart international waters.

ARTICLE V - TERMS OF PAYMENT
----------------------------

Payment for the Products shall be made by PAYOR as provided in Annex E which forms an integral part of this Contract.

ARTICLE VI - DUTIES, TAXES AND CHARGES
--------------------------------------

BUYER agrees to pay all duties, tariffs, taxes, financial levies, and other charges payable in Russia relating to or arising from this transaction or from the sale, purchase, import, possession or use of the Products.

ARTICLE VII - FORCE MAJEURE
---------------------------

1. SELLER shall not be liable for failure to perform its obligations under this Contract in full or in part if such failure is due to an event of force majeure ("FORCE MAJEURE') including war, riots, revolutions, strikes, lockouts, labor disputes, accidents, fires, floods or other acts of God, embargoes, governmental action, delays in transportation, delay of materials, or other events affecting the SELLER or SELLER'S suppliers, the occurrence of which is beyond the SELLER'S responsibility and which is beyond SELLER'S reasonable control. In the event of FORCE MAJEURE, SELLER'S performance shall be extended for a period equal to the duration of such event plus ten (10) working days.

2. If an event of FORCE MAJEURE extends for more than six (6) months, any party shall have the right to terminate this Contract upon written notice to the other parties without liability of any kind to the other parties with respect to incomplete performance, except that PAYOR shall pay SELLER for all products delivered prior to such termination in accordance with Article V and SELLER shall perform all warranty obligations incurred prior to such termination in accordance with Article VIII and Annex G hereof.

ARTICLE VIII - WARRANTY
-----------------------
SELLER's warranty is attached hereto as Annex G. [SUCH WARRANTY IS EXPRESSLY IN LIEU OF ANY OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.]

ARTICLE IX - TECHNICAL DOCUMENTATION
------------------------------------
For machines and generator sets, SELLER shall provide BUYER with technical literature as set forth in Annex C

ARTICLE X - COMMISSIONING
-------------------------
SELLER shall provide, at no charge, a Russian/English speaking Technician (herein referred to as "Technician") for up to two (2) weeks at BUYER'S job site. The Technician shall guide BUYER'S personnel in the assembly of the products and make all functional checks. The Technician shall instruct BUYER'S operators on proper machine and generator set maintenance procedures, basic trouble-shooting, usage of parts books and service manuals.

All travel expenses from the home base of the Technician to the designated local commercial airport and the return are borne by the SELLER.

Transportation between the nearest commercial airport and BUYER'S job site, local transportation, local accommodation (food and lodging) shall be provided free of charge by the BUYER. Necessary tools for assembly of the products shall be provided by the BUYER.

ARTICLE XI - OPERATOR TRAINING
------------------------------
SELLER shall provide, at no charge, a professional machine/generator set operator/demonstrator (herein referred to as "Demonstrator") for BUYER'S operator training for up to ten (10) days at BUYER'S job site, within sixty (60) days from delivery of the products. The operator training shall include theoretical and practical sessions and cover how to safely and efficiently operate the products. The Demonstrator shall also review BUYER'S operators' maintenance practices. The same cost split as described in ARTICLE X-COMMISSIONING shall apply, except that an English/Russian translator shall be provided by the BUYER, at no cost to the SELLER.

ARTICLE XII - TECHNICAL INSPECTIONS
-----------------------------------

SELLER shall provide, at no charge, a Russian/English speaking Technician (herein referred to as "Technician") for two times up to five (5) days at BUYER'S job site: the first inspection at approximately six (6) months after the date of commissioning the products and the second at the end of the warranty period, to inspect the products and to provide technical counsel to BUYER'S personnel. SELLER shall provide BUYER with copies of such inspection reports. The same cost split as described in ARTICLE X - COMMISSIONING shall apply.

ARTICLE XIII - PENALTY, LIABILITY AND CLAIMS
--------------------------------------------

- 1. Subject to Article VII - Force Majeure, and provided all conditions as described in Article V are fully and timely met by BUYER and/or PAYOR, if delivery of any of the Products is delayed more than thirty (30) days after the date(s) specified in Annex D, SELLER shall be liable to BUYER for a penalty of two tenths of one percent (0.2%) of the purchase price of those Products so delayed, for each full calendar week by which delivery is delayed beyond the thirty (30) day period. This penalty shall in no event exceed a maximum of two percent (2%) of the purchase price of such delayed Products. SELLER shall have no liability whatsoever to BUYER and/or PAYOR for delay(s) in delivery of Products other than to pay the penalty set forth in the first paragraph of this Article.

   SELLER shall have no liability whatsoever (including liability to pay the penalty described above) for delays caused by failure of BUYER and/or PAYOR to fully and timely perform their obligation under this Contract.

- 2. SELLER'S liability for any claim of any kind, including under SELLER'S warranty according to Article VIII and including claims for loss or damage resulting from or connected with this Contract, or from the manufacture, sale, delivery, resale, repair or use of any Product covered by or furnished under this Contract, shall in no case exceed the purchase price allocable to the Product or part thereof that gives rise to the claim. In no event shall SELLER be liable for indirect, special, incidential or consequential damages.

- 3. Any claim against SELLER for shortages or errors in making shipments shall be made in writing to SELLER within fifteen (15) days after arrival of the Products at the port of entry. For loss, damage or destruction of Products during shipment, if any, BUYER shall follow the procedure for filing claims as set forths in Annex F.

ARTICLE XIV - TERMINATION BY SELLER
-----------------------------------

If payment arrangements as outlined in Article V hereof are not completed by PAYOR and confirmed to SELLER within seven (7) days after the date specified in
Article V and Annex E hereof, or if BUYER or PAYOR otherwise materially breaches this Contract, SELLER may, at its sole option, terminate all or any part of its obligations under this Contract upon thirty (30) days written notice to BUYER and PAYOR, without liability or penalty of any kind whatsoever. Termination of such obligations by SELLER shall be in addition to any other remedies SELLER may have.

ARTICLE XV - ARBITRATION AND GOVERNING LAW
------------------------------------------

All disputes arising out of or in connection with this Contract, or the breach, termination or validity thereof, which are not settled by mutual agreement, shall be solely and finally settled by arbitration at Geneva, Switzerland, in the English language, before three (3) arbitrators under the Rules of Conciliation and Arbitration of the International Chamber of Commerce. Judgement upon the award rendered by the arbitrators may be entered in any court having jurisdiction. SELLER shall appoint one arbitrator and BUYER and PAYOR jointly shall appoint a second arbitrator. The first two arbitrators shall jointly select the third arbitrator who shall be the chairman. If one party does not select its arbitrator within fifteen (15) days after the demand for arbitration is filed, or if the two (2) arbitrators cannot agree upon the third arbitrator within ten (10) days after being appointed, the International Chamber of Commerce shall make the appointment(s). This Contract shall be subject to the laws of Switzerland, excluding the laws relating to conflicts of law and further excluding the United Nations Convention on Contracts for the International Sale of Goods.

ARTICLE XVI - REPRESENTATION AND WARRANTIES
-------------------------------------------

Each party hereby represents and warrants to the other party as follows:

(a) it is, as of the date of this Contract, an enterprise duly organized and validly existing under the laws of (i) for SELLER Switzerland, (ii) for BUYER the Russian Federation, and (iii) for PAYOR the State of Delaware, United States of America, with full power and authority to own its properties and conduct its business;

(b) it, acting on its own behalf, has the full power and authority to execute and deliver this Contract and to perform and comply with the provisions contained herein, and the persons signing this Contract on its behalf have been properly authorized and empowered to enter into this Contract;

(c) this Contract, made in three (3) uniform copies in English, is a duly authorized, legal, valid and binding obligation of it enforceable against it according to its terms.


ARTICLE XVII - AMENDMENTS
-------------------------

This Contract shall not be altered or amended except by an agreement in writing signed by duly authorized representatives of the parties hereto.

ARTICLE XVIII - NOTICES
-----------------------

All notices hereunder shall be in writing in the English language and shall be delivered in person, by courier, or by telex or telefax to the respective parties at the addresses set forth below. Notice shall be deemed given, respectively, on the date of delivery in person with receipt acknowledged, on the date indicated on the courier delivery acknowledgement, or on the date of receipt of a correct electronic acknowledgement in case of notice by telex or telefax. Any party may change its address for notice by a notice duly given as aforesaid.

If to SELLER:                      If to BUYER:                      If to PAYOR:
CATERPILLAR OVERSEAS SA            JOINT STOCK COMPANY               THE PIONEER GROUP INC.
Route de Frontenex 76              "FOREST STARMA"                   60, State Street
P.O. Box 456                       4 Koprovaya Street                BOSTON, MA, 02109-1820
1211 GENEVA 6                      KOMSOMOLSK-ON-AMUR 6810006        U.S.A.
Switzerland                        Russian Federation                Telephone 001(617) 7427825
Attention: CIS Manager             Telephone/Fax: 74 217 247947      Telefax    001 (617) 4224286
Telephone 0041 22 8494544          Telex 411 188 PLAW                Telefax 004122 849 117
Telex 413323


ARTICLE XIX - SURVIVAL
----------------------

All representations, covenants and agreements contained herein shall survive the termination of this Contract to the extent required for their full observance and performance.

ARTICLE XX - COMPLETE AGREEMENT
-------------------------------

This Contract, including the Annexes hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof. All prior agreements, representations, statements, negotiations and undertakings whether oral or written are superseded hereby.

ARTICLE XXI - COUNTERPARTS AND EFFECTIVE DATE
---------------------------------------------

This Contract is made in two (2) uniform copies in English, one (1) copy for each party. This Contract may be executed in one or more counterparts or in facsimile counterparts. Each such counterpart shall be deemed to be an original copy of this Contract and all such counterparts shall be deemed to be one and the same Contract. This Contract shall become effective upon signature by both parties.


SELLER:                           PAYOR:                       BUYER:
CATERPILLAR OVERSEAS S.A.         THE PIONEER GROUP INC.       JOINT STOCK CO.
                                                               "FOREST STARMA"

By:  (Illegible Signature)        By:  John Lawlor             By: Anatoly Khomchenko
        -------------------------         ----------------         -------------------------
Title:  Sr. Trade Representative  Title:  Vice President       Title:  President
        -------------------------         ----------------         -------------------------
                                                               By: Pavel Grinjaev
                                                                   -------------------------
Date:  25 May 1994                                             Title: Deputy President
       -------------------------                                      -------------------------

ANNEX A


                                PRICE SUMMARY
                                -------------

MACHINES, GENERATOR SETS AND ATTACHMENTS             U.S. DOLLARS
----------------------------------------             ------------
As per Annex    B-1/A                                   303,800
                B-1/B                                   351,000
                B-1/C                                   284,200
                B-1/D                                   223,800
                B-1/E                                   275,575
                B-1/F                                   302,200
                B-1/G                                   112,250
                B-1/H                                   205,400
                                                      ---------
                                                      2,058,225

CONSUMABLE PARTS
----------------

As per Annex   B-2/A AND UP                              52,500

REPLACEMENT PARTS
-----------------

As per Annex   B-3/A AND UP                             206,000

TOOLS
-----

As per Annex   B-4/A AND UP                             150,000




TOTAL PRICE

C.I.F. VANINO, RUSSIAN FEDERATION    U.S. DOLLARS  2,466,725.00
                                     ==========================

ANNEX B-1/A                                          CONTRACT NO. CWT001/94
-----------                                          ----------------------

CATERPILLAR                                          QUOTATION NO. CWT94010
                                                     25 MAY 1994
                                                     PAGE 1 OF 2

THE PIONEER GROUP INC. AND
JOINT STOCK COMPANY "FOREST STARMA"
KOMSOMOLSK-ON-AMUR
RUSSIAN FEDERATION

                     TECHNICAL SPECIFICATIONS AND PRICES
                     -----------------------------------

Description                                                   Ref. No.
-----------                                                   --------

518C GEARING ARRANGEMENT                                      61-8982
-  154 HP WITH 14-INCH TORQUE CONVERTER AND 528B INPUT
-  TRANSFER GEARS OPTIMIZES SECOND GEAR RIMPULL

Standard equipment:

ELECTRICAL                               POWERTRAIN
38-ampere alternator                     Air cleaner with precleaner
Back-up alarm                            Diesel engine with 24-volt direct electric
start Horn, warning                      Differentials, NoSPIN
Hour meter                               Ether starting aid
On-off switch with key                   Fan, blower
                                         Four wheel enclosed disc brakes
GUARDS                                   Inboard planetary final drives
Brush guards                             Parking brake
Engine enclosures                        Pump, fuel priming
Fan guard                                Torque converter
Radiator, hinged, with lift-out screen   Transmission, powershift
Underguards, integral                    Transmission, neutralizer

OPERATOR ENVIRONMENT                     OTHER STANDARD EQUIPMENT
Canopy, ROPS, with screened doors        Bulldozer, hydraulic
Gauge group                              Fenders, rear
Mirror, rearview                         Fire extinguisher
Seat, adjustable                         Grapple, single function boom, 2082 MM tong
Seat belt                                  opening
Warning horn, low air pressure           Implement hydraulic system, 3 valve
                                         Tires and tubes, 28L x 28 12PR, LS-2
                                         Vandalism protection

ATTACHMENTS:

GUARD, INSTRUMENT PANEL                                     8V-5990
ROPS CAB WITH WINDOWS                                       106-7649
-- WITH FRONT WINDSHIELD, WINDOWS, SWINGOUT SCREENS, ON
-- SIDES AND REAR WASHER WIPER, CAB FLOOR HEATER AND
-- FRONT AND REAR WINDOWS DEFROSTER
HEATER, CAB                                                 104-6018
AIR DRYER                                                   9U-2374
-- REMOVES MOISTURE FROM BRAKE SYSTEM
TIRES, 28L X 26 14PR, WT                                    106-7997

ANNEX B-1/A
-----------



QUOTATION NO. CWT94010, PAGE 2

HYDRAULIC SYSTEM, FOUR VALVE                                  7V-0842
TRAVEL LAMPS                                                  4E-1330
*  TWO FRONT, TWO REAR
COLD WEATHER PACKAGE                                          0Z-0000
*  INCLUDES ANTIFREEZE TO PROTECT MINUS 40 DEGREE C,
*  ARCTIC LUBE, ENGINE BLOCK HEATER, IN-LINE FUEL HEATER,
*  HEAT PADS FOR: ENGINE/TRANSMISSION/HYDRAULIC TANK/
*  BATTERIES, RADIATOR BLANKET, SIDE PANEL COVERS,
*  AIR INTAKE UNDER HOOD
FLEXXAIRE FAN                                                 0Z-0000
PACKING                                                       0P-0145



TOTAL UNIT PRICE
C.I.F. VANINO, RUSSIAN FEDERATION                         US $151,900
                                                          ===========


TOTAL PRICE FOR TWO UNITS
C.I.F. VANINO, RUSSIAN FEDERATION                         US $303,800
                                                          ===========

ANNEX B-1/B                                            CONTRACT NO. CWT001/94
-----------                                            ----------------------



CATERPILLER                                            Quotation No. CWT94007
                                                       25 May 1994
                                                       Page 1 of 2

THE PIONEER GROUP INC. AND
JOINT STOCK COMPANY "FOREST STARMA''
KOMSOMOLSK-ON-AMUR
RUSSIAN FEDERATION



                     TECHNICAL SPECIFICATIONS  AND PRICES
                     ------------------------------------
Description                                                       Ref. No.
-----------                                                       --------

518C GEARING ARRANGEMENT                                          6I-8982 BU 184
*  HP WITH 14-INCH TORQUE CONVERTER AND 528B INPUT
*  TRANSFER GEARS OPTIMIZES SECOND GEAR RIMPULL

Standard equipment:
ELECTRICAL                                POWERTRAIN
35-ampere alternator                      Air cleaner with precleaner
Back-up alarm                             Diesel engine with 24-volt direct electric start
Horn, warning                             Differentials, NoSPIN
Hour meter                                Ether starting aid
On-off switch with key                    Fan, blower
                                          Four wheel enclosed disc brakes
GUARDS                                    Inboard planetary final drives
Brush guards                              Parking brake
Engine enclosures                         Pump, fuel priming
Fan guard                                 Torque converter
Radiator, hinged, with lift-out screen    Transmission, powershift
Underguards, integral                     Transmission, neutralizer

OPERATOR ENVIRONMENT                      OTHER STANDARD EQUIPMENT
Canopy, ROPS, with screened doors         Bulldozer, hydraulic
Gauge group                               Fenders, rear
Mirror, rearview                          Fire extinguisher
Seat, adjustable                          Grapple, single function boom, 2082 MM tong
Seat belt                                    opening
Warning horn, low air pressure            Implement hydraulic system, 3 valve
                                          Tires and tubes, 28L x 28 12PR, LS-2
                                          Vandalism protection


ATTACHMENTS:

GUARD, INSTRUMENT PANEL                                           8V-5990
ROPS CAB WITH WINDOWS                                             106-7649
*   WITH FRONT WINDSHIELD, WINDOWS, SWINGOUT SCREENS, ON
*   SIDES AND REAR, WASHER WIPER, CAB FLOOR HEATER AND
*   FRONT AND REAR WINDOWS DEFROSTER
HEATER, CAB                                                       104-6018
AIR DRYER                                                         9U-2374
*   REMOVES MOISTURE FROM BRAKE SYSTEM
TIRES, 28L X 26 14PR, WT                                          106-7997

ANNEX B-1/B
-----------



QUOTATION NO .CWT94007, PAGE 2

HYDRAULIC SYSTEM, FOUR VALVE                                 7V-0842
TRAVEL LAMPS                                                 4E-1330
*  TWO FRONT, TWO REAR
LESS STANDARD BOOM/GRAPPLE HEAD                              9U-2667
YOUNG SWING BOOM GRAPPLE                                     175C
COLD WEATHER PACKAGE                                         0Z-0000
*   INCLUDES ANTIFREEZE TO PROTECT MINUS 40 DEGREE C,
*   ARCTIC LUBE,ENGINE BLOCK HEATER, IN-LINE FUEL HEATER,
*   HEAT PADS FOR: ENGINE/TRANSMISSION/HYDRAULIC TANK/
*   BATTERIES, RADIATOR BLANKET, SIDE PANEL COVERS,
*   AIR INTAKE UNDER HOOD
FLEXXAIRE FAN                                                0Z-0000
PACKING                                                      0P-0145



TOTAL UNIT PRICE
C.I.F. VANINO, RUSSIAN FEDERATION                         US$175,500
                                                          ==========


TOTAL PRICE FOR TWO UNITS
C.I.F. VANINO, RUSSIAN FEDERATION                         US$351,000
                                                          ==========

ANNEX B-1/C                                          CONTRACT NO. CWT001/94
-----------                                          ----------------------


CATERPILLAR                                          Quotation No. CWT94005
                                                     25 May 1994
                                                     Page 1 of 2

THE PIONEER GROUP INC. AND
JOINT STOCK COMPANY "FOREST STARMA"
KOMSOMOLSK-ON-AMUR
RUSSIAN FEDERATION



                     TECHNICAL SPECIFICATIONS AND PRICES
                     -----------------------------------
Description                                                       Ref. No.
-----------                                                       --------

D7H XR SERIES II DIF. STEER TRACK-TYPE TRACTOR                    104-5538 +BU
*   230 HP ENGINE
*   1980 MM GAUGE
*   8-ROLLER TRACK FRAME
*   560 MM EXTREME SERVICE SINGLE GROUSER
*   SEALED AND LUBRICATED TRACK (41 SECTION)

Standard equipment:
ELECTRICAL                                UNDERCARRIAGE
50-ampere alternator                      Hydraulic track adjuster
Back-up alarm                             Lifetime lubricated track rollers and idlers
Horn                                      End track guiding guards

OPERATOR ENVIRONMENT                      OTHER STANDARD EQUIPMENT
Dual twist tiller control                 Front pull device
EMS operator warning system               Hinged radiator grill
Temperature gauge group                   Caplocks
Fuel gauge                                Crankcase guard
Rear view mirrors                         Instrument panel guard
Rops mounting and canopy                  Two valve hydraulic (lift tilt)
Seat belt                                 Cooler, hydraulic oil
Suspension seat with adjustable armrests

POWERTRAIN
Diesel engine with 24-volt direct electric
  starting
Decelerator
Ether starting aid
Blower fan
Muffler
Precleaner
Air cleaner with prescreener
Multiple row module radiator
Rain cap
Receptacle, starting
Powershift transmission


ANNEX B-1/C
-----------



QUOTATION NO. CWT94005, PAGE 2

ATTACHMENTS:

LIGHTING SYSTEM, 6 LIGHTS                                      9U-8267
*   RECTANGULAR HALOGEN LAMPS
GUARD, CRANKCASE EXTREME SERVICE                               7T-3480
GUARD, FUEL TANK DS                                            61-9172
GUARD, RADIATOR                                                9U-9184
HEAVY DUTY HINGED GRILL
GUARD, TRACK ROLLER-XR                                         9U-9213
CAB, ROPS, DIFFERENTIAL STEER                                  9U-9115
*   SOUND SUPPRESSED
*   INCLUDES AIR PRESSURIZER, HEATER, CONTOUR SERIES SEAT,
*   SEAT BELT, RADIO MOUNTING AND SPEAKERS, FRONT AND REAR
*   WINDSHIELD WIPERS AND WASHERS, AIR FILTER, REARVIEW
*   MIRROR, VANDALISM PROTECTION, KEY LOCKS, CUP HOLDER,
*   LIGHTER, AND A STORAGE COMPARTMENT
FAN, REVERSIBLE                                                2W-5812
ENGINE ENCLOSURE                                               9U-8703
BATTERIES, HEAVY-DUTY                                          7T-5513
7SU BULLDOZER ARRANGEMENT                                      9U-8602
*   SEMI-UNIVERSAL BLADE INSTALLED. INCLUDES BLADE TILT
*   CYLINDER AND ABRASION END BITS. COMPLETE BULLDOZERS
*   ARE USUALLY NOT SHIPPED INSTALLED
HYDRAULIC CONTROL, RIPPER DS                                   6Y-1096
*   THIRD VALVE LINES AND CONTROLS TO STANDARD HYDRAULICS
7 RIPPER, MULTI SHANK                                          1U-0701
*   HYDRAULIC, PARALLELOGRAM REAR MOUNTED. INCLUDES ONE
*   TOOTH. CAN ACCOMMODATE 3 TEETH
TOOTH, RIPPER                                                  9J-1641
*   ONE ADDITIONAL (EACH)
TRACKS                                                         6Y-4114
COLD WEATHER ARRANGEMENT                                       1Q-4312
*   INCLUDES ESPAR HEATER
*   DIESEL FUEL HEATER
*   RADIATOR SHUTTERS
SPECIAL PACKING                                                OP-0001
ANTIFREEZE-50 DEGREE C                                         0P-2407


TOTAL UNIT PRICE
C.I.F. VANINO, RUSSIAN FEDERATION                          US $284,200
                                                           ===========

ANNEX B-1/D                                          CONTRACT NO. CWT001/94
-----------                                          ------------------------



CATERPILLAR                                          Quotation No. CWT94004
                                                     25 May 1994
                                                     Page 1 of 2

THE PIONEER GROUP INC. AND
JOINT STOCK COMPANY "FOREST STARMA"
KOMSOMOLSK-ON-AMUR
RUSSIAN FEDERATION



                     TECHNICAL SPECIFICATIONS AND PRICES
                     -----------------------------------

Description                                                       Ref. No.
-----------                                                       --------

D6H XR PS DIFF STEER SERIES II TRACK-TYPE TRACTOR                 3A-8831
*  175 HP ENGINE
*  1880 MM GAUGE
*  7-ROLLER TRACK FRAME
*  560 MM TRACK SHOE WIDTH (40 SECTION)
*  EXTENDS TRACK FRAME TO THE REAR GIVING 150 MM MORE
*  TRACK ON THE GROUND

Standard equipment:
ELECTRICAL                                UNDERCARRIAGE
50-ampere alternator                      Single grouser sealed and lubricated track
Back-up alarm                             Hydraulic track adjuster
Horn                                      Lifetime lubricated track rollers and idlers
                                          End track guiding guards

OPERATOR ENVIRONMENT                      OTHER STANDARD EQUIPMENT
Dual tiller control                       Caplocks
EMS operator warning system               Crankcase guard
Temperature gauge group                   Front pull device
Fuel gauge                                Grill, hinged radiator
Rear view mirrors                         Instrument panel guard
ROPS mounting and canopy                  Two valve hydraulics (lift tilt)
Seat belt                                 Cooler, hydraulic oil
Suspension seat with adjustable armrests  Load sensing hydraulics

POWERTRAIN
3306T diesel engine with 24-volt direct electric
   starting
Decelerator
Ether starting aid
Blower fan
Muffler
Air cleaner with precleaner
Multiple row module radiator
Powershift transmission


ANNEX B-1/D
-----------


QUOTATION NO. CWT94004, PAGE 2

ATTACHMENTS:

LIGHTING SYSTEM, 4 LIGHTS                                    8E-2351
*  RECTANGULAR HALOGEN LAMPS, TWO FRONT, TWO REAR
CRANKCASE EXTREME SERVICE                                    7G-5506
GUARD, FUEL TANK                                             8E-2845
GUARD GROUP, PRECLEANER                                      3W-1654
*  RECOMMENDED FOR LOGGING OR WITH SWEEPS
GRILL, HEAVY DUTY RADIATOR                                   7G-5542
SCREEN, REAR                                                 3W-3057
SWEEP, LOGGING                                               3W-5366
GUARD, TRACK ROLLER 7R XR                                    3W-3627
CAB, ROPS, SOUND SUPPRESSED DS                               9U-8971
*  INCLUDES AIR PRESSURIZER, HEATER, CONTOUR SERIES SEAT,
*  SEAT BELT, RADIO MOUNTING AND SPEAKERS, FRONT AND REAR
*  WINDSHIELD WIPERS AND WASHERS, AIR FILTER, REARVIEW
*  MIRROR, VANDALISM PROTECTION AND KEY LOCKS
FAN, REVERSIBLE                                              2W-5921
PRESCREENER                                                  7S-9396
TRACK 560 MM, ES                                             6Y-6415
ENGINE ENCLOSURE                                             7G-5550
*  INCLUDES PERFORATED SIDE PANELS
6SU STD/XR BULLDOZER ARRANGEMENT                             6Y-5718
HYDRAULIC CONTROL 3V (DS)                                    6I-8153
*  ADDS RIPPER VALVE LINES AND CONTROLS TO STANDARD
*  HYDRAULICS
56 WINCH (STANDARD SPEED)                                    6Y-6956
INSTALLATION ARRANGEMENT                                     9W-3525
COLD WEATHER ARRANGEMENT                                     0Z-0000
*  INCLUDES ESPAR HEATER WITH SEPARATE FUEL TANK
*  DIESEL FUEL HEATER
*  RADIATOR SHUTTERS
*  HEAVY DUTY BATTERIES
PACKING                                                      0G-3255
*  RORO SHIPMENT-BY SEA OR TRUCK
ANTIFREEZE -50 DEGREE C                                      0G-6009


TOTAL UNIT PRICE
C.I.F. VANINO, RUSSIAN FEDERATION                        US $223,800
                                                         ===========

ANNEX B-1/E                                     CONTRACT NO. CWT001/94
-----------                                     ----------------------



CATERPILLAR                                     Quotation No. CWT9408B
                                                25 May 1994
                                                Page 1 of 2

THE PIONEER GROUP INC. AND
JOINT STOCK COMPANY "FOREST STARMA"
KOMSOMOLSK-ON-AMUR
RUSSIAN FEDERATION



                     TECHNICAL SPECIFICATIONS AND PRICES
                     -----------------------------------

Description                                                  Ref. No.
-----------                                                  --------

980F WHEEL LOADER                                            6C-5337

Standard equipment:
ELECTRICAL                                        POWERTRAIN
50 Ampere Alternator                              Diesel Engine with 24-volt electric starting
Heavy Duty Starting Motor                         Power Shift Transmission (4F/4R)
Halogen Working Light                             Torque Converter
  (front, cab and rear)                           Blower Fan
Diagnostic connector                              Muffler
                                                  Fuel Priming Aid
                                                  Radiator Multi-Row Module
                                                  29.5 x R25 Radial Tires

OPERATOR ENVIRONMENT                              OTHER STANDARD EQUIPMENT
Computerized Montoring System (CMS)               Automatic Lift Kick-Out, Return-to-Dig
  includes operator warning system                Wing-Type Fenders
  and gauge group                                 Hydraulic Steering Front and
Rear Window Washer/Wiper                          Crankcase Guard
Heater and Defroster
Rear View Mirrors-External
ROPS Structure and Sound Suppressed
  Pressurized Cab
Caterpillar Contour Series suspended seat with
automatic seat belt

ATTACHMENTS:

POWERTRAIN GUARD                                             8R-2568
LOGGING ARRANGEMENT                                          4E-8501
*  NON PIN-ON ATTACHMENT. COMPATIBLE WITH MERCHANDISING
*  ARRANGEMENT. WITHOUT FORK OR TOP CLAMP. INCLUDES 3RD
*  VALVE HYDRAULICS HEAVY-DUTY TRANSMISSION, HEAVY DUTY
*  TILT CYLINDER, COUNTERWEIGHTS (3,185 KGS)
AIR DRYER                                                    4E-4121
BACK-UP ALARM                                                4E-4376
ENGINE BLOCK HEATER                                          6C-5799
HEAVY DUTY BATTERIES                                         6W-5133
VANDALISM LOCK GROUP                                         4E-2321
*  INCLUDES:
*  CAP LOCK, HYDRAULIC SYSTEM
*  CAP LOCK,RADIATOR
*  CAP LOCK, TRANSMISSION FILLER


ANNEX B-1/E
-----------



QUOTATION NO. CWT9408B, PAGE 2

TIRES 29.5 R25 GY 28PR E3                            1V-7550
*  OPTIONAL TO STANDARD MICHELIN TIRES
RADIATOR SHUTTERS                                    2Z-9264
LOGGING FORK                                         7Q-8334
*  HIGH CAPACITY
ROADING FENDERS                                      4Q-3350
*  SWING-AWAY TYPE
"ESPAR" FUEL FIRED ENGINE COOLANT HEATER             4Q-3399
PACKING                                              0G-3009
*  PACK RORO W/RIM W/TIR W/BUCKET
ANTIFREEZE, -50 DEGREE C                             0G-6013



TOTAL UNIT PRICE
C.I.F. VANINO, RUSSIAN FEDERATION                US$ 275,575
                                                 ===========

ANNEX B-1/F                                      CONTRACT NO. CWT001/94
-----------                                      ----------------------



CATERPILLAR                                      Quotation No. CWT9408A
                                                 25 May 1994
                                                 Page 1 of 2

THE PIONEER GROUP INC. AND
JOINT STOCK COMPANY "FOREST STARMA"
KOMSOMOLSK-ON-AMUR
RUSSIAN FEDERATION


                     TECHNICAL SPECIFICATIONS AND PRICES
                     -----------------------------------
Description                                                  Ref. No.
-----------                                                  --------
980F WHEEL LOADER                                            6C-5337

Standard equipment:
ELECTRICAL                                       POWERTRAIN
50 Ampere Alternator                             Diesel Engine with 24-volt electric starting
Heavy Duty Starting Motor                        Power Shift Transmission (4F/4R)
Halogen Working Light                            Torque Converter
  (front,cab and rear)                           Blower Fan
Diagnostic connector                             Muffler
                                                 Fuel Priming Aid
                                                 Radiator Multi-Row
                                                 Module
                                                 29.5 x R25 Radial Tires

OPERATOR ENVIRONMENT                             OTHER STANDARD EQUIPMENT
Computerized Montoring System (CMS)              Automatic Lift Kick-Out, Return-to-Dig
   includes operator warning system              Wing-Type Fenders
   and gauge group                               Hydraulic Steering
Front and Rear Window Washer/Wiper               Crankcase Guard
Heater and Defroster
Rear View Mirrors-External
ROPS Structure and Sound Suppressed
   Pressurized Cab
Caterpillar Contour Series suspended seat with
automatic seat belt

ATTACHMENTS:

POWERTRAIN GUARD                                             8R-2568
LOGGING ARRANGEMENT                                          4E-8501
*  NON PIN-ON ATTACHMENT. COMPATIBLE WITH MERCHANDISING
*  ARRANGEMENT. WITHOUT FORK OR TOP CLAMP. INCLUDES 3RD
*  VALVE HYDRAULICS HEAVY-DUTY TRANSMISSION, HEAVY DUTY
*  TILT CYLINDER, COUNTERWEIGHTS (3,185 KGS)
AIR DRYER                                                    4E-4121
BACK-UP ALARM                                                4E-4376
ENGINE BLOCK HEATER                                          6C-5799
HEAVY DUTY BATTERIES                                         6W-5133
VANDALISM LOCK GROUP                                         4E-2321
*  INCLUDES:
*  CAP LOCK, HYDRAULIC SYSTEM
*  CAP LOCK, RADIATOR
*  CAP LOCK, TRANSMISSION FILLER



ANNEX B-1/F
-----------


QUOTATION NO. CWT9408A, PAGE 2

TIRES 29.5 R25 GY 28PR E3                            1V-7550
*  OPTIONAL TO STANDARD MICHELIN TIRES
RADIATOR SHUTTERS                                    2Z-9264
COUPLER                                              4464C
*  COMPLETE WITH INDEPENDENT HYDRAULICS TO OPERATE
*  COUPLER
COUPLER BUCKET                                       11007C
*  GENERAL PURPOSE, 4.2 M3 WITH BOLD-ON-EDGE
COUPLER LOGGING FORK                                 000-000
ROADING FENDERS                                      4Q-3350
*  SWING-AWAY TYPE
"ESPAR" FUEL FIRED ENGINE COOLANT HEATER             4Q-3399
PACKING                                              0G-3009
*  PACK RORO W/RIM W/TIR W/BUCKET
ANTIFREEZE, -50 DEGREE C                             0G-6013



TOTAL UNIT PRICE
C.I.F. VANINO, RUSSIAN FEDERATION                US$ 302,200
                                                 ===========

ANNEX B-1/G                                        CONTRACT NO+BU CWT001/94
-----------                                        ------------------------


                                                   Quotation No. CWT94009
                                                   25 May 1994
CATERPILLAR                                        Page 1 of 2

THE PIONEER GROUP INC. AND
JOINT STOCK COMPANY "FOREST STARMA"
KOMSOMOLSK-ON-AMUR
RUSSIAN FEDERATION



                     TECHNICAL SPECIFICATIONS AND PRICES
                     -----------------------------------
Description                                                            Ref. No.
-----------                                                            --------
446B BACKHOE LOADER                                                    104-5856

Standard equipment:
BACKHOE                                           POWERTRAIN
5.2 m center pivot backhoe with 2-lever control   Cat 3114 turbocharged diesel engine with
Boom transport lock                                  24-volt electric starting
Swing transport lock                              Water separator
Grouser type stabilizer shoes                     Dry-type air cleaner with precleaner and filter
                                                     condition indicator
ELECTRICAL                                        Hand and foot throttle
55-ampere alternator                              Hydraulically applied multi-plate wet disk brake
Hazard flashers/turn signals                         with dual pedals and interlock
Head lights                                       Differential lock
Horn                                              Driveline parking brake
Rear flood lights                                 Torque converter
Stop and tail lights                              Transmission - four speed powershift
Key start stop system with auxiliary position     Transmission neutralizer switch
Two 700 CCA maintenance free batteries            Spin-on fuel engine oil and transmission oil filters

LOADER                                            OTHER STANDARD EQUIPMENT
Bucket level indicator                            Anti-freeze solution (to -30 degrees centigrade)
Lift cylinder brace and return-to-dig (automatic  14.5 75 x 161 OPR F3 laborer front tires
    bucket positioner)                            21 L x 24 12PR industrial torque rear tires
Self-leveling loader with single lever control    Hydrostatic power steering
Transmission neutralizer switch                   Impact absorbing front grill
                                                  Tool box

OPERATOR ENVIRONMENT                              Vandalism protection
Lighted gauge group                               Transport tie-down points
Interior rearview mirror                          Ground line fill fuel tank
Rear fenders
Fender cover
ROPS canopy
Retractable seat belt
Two-way adjustable vinyl suspension seat with
    arm rests
Floor mat
Backhoe position foot rests
Lockable storage area


ANNEX B-1/G
-----------


QUOTATION NO. CWT94009, PAGE 2

ATTACHMENTS:

EXTENDABLE STICK                                                        100-4865
*  PROVIDES 6.5 METER MAXIMUM DIG DEPTH.
*  INCLUDES FOOT PEDAL CONTROL, HYDRAULIC VALVE AND LINES
BACKHOE CONTROLS                                                         9R-4728
COUNTERWEIGHT GROUP, 680 KG                                              9R-7808
*  RECOMMENDED WHEN VEHICLE IS FITTED WITH E-STICK AND
*  G.P. LOADER BUCKET (2 OR 4 WHEEL DRIVE)
BUCKET, 750 MM (380 LITERS)                                              9R-3230
*  INCLUDES 5 TOOTH TIPS
LIGHT GROUP, 4 WORKING LIGHTS                                            9R-8041
*  INCLUDES THE 90 AMP ALTERNATOR AND 4 ADDITIONAL
*  WORKING LIGHTS (2 FRONT AND 2 REAR)
GENERAL PURPOSE BUCKET                                                   9R-7090
*  1.15 CU.M. SAE CAPACITY. INCLUDES BOLT ON REVERSIBLE
*  CUTTING EDGE
CAB, ROPS (NORTH AMERICAN)                                               9R-8077
*  INCLUDES ISOLATION MOUNTS, WINDOW DEFROSTER, FRONT
*  AND REAR WINDSHIELD WIPERS, HEATER PRESSURIZER, LEFT
*  AND RIGHT SIDE DOORS WITH LOCKS, FLOOR MAT, COAT HOOK,
*  DOME LIGHT, INTERIOR REARVIEW MIRROR AND LOCKABLE
*  STORAGE AREA. (DOES NOT INCLUDE ROAD LIGHTS AND
*  WINDSHIELD WASHER)
FOUR WHEEL DRIVE                                                         9R-3660
*  INCLUDES ON-OFF CONTROL. 12.5 X 20 10 PR R4 INDUSTRIAL
*  SURE GRIP FRONT TIRES
STABILIZER PADS, REVERSIBLE                                              9R-6646
*  FLIP-OVER TYPE PADS FOR USE ON ASPHALT, CONCRETE
*  SURFACES OR SOIL
GUARD, FRONT AXLE DRIVESHAFT                                             9R-2246
BACK-UP ALARM                                                            9R-2340
ETHER STARTING AID                                                       9R-2240
COLD
WEATHER PACKAGE                                                          0Z-0000
*  INCLUDES ENGINE BLOCK HEATER 220V, DIESEL FUEL
*  HEATER 12V, ADDITIONAL CAB HEATING, CANVAS COVERS
*  FOR ENGINE SIDE COVERS AND RADIATOR GRILL
PACKING                                                                  0G-3274
*  PREPARATION FOR SHIPMENT BY SEA; COMPLETE MACHINE
ANTIFREEZE, -50 DEGREE C                                                 0P-2407



TOTAL UNIT PRICE
C.I.F. VANINO, RUSSIAN FEDERATION                                     US$112,250
                                                                      ==========

ANNEX B-1/H                                               CONTRACT NO. CWT001/94
-----------                                               ----------------------


CATERPILLAR                                               Quotation No. CWT94017
                                                          25 May 1994
                                                          Page 1 of 2

THE PIONEER GROUP INC. AND
JOINT STOCK COMPANY "FOREST STARMA"
KOMSOMOLSK-ON-AMUR
RUSSIAN FEDERATION


                     TECHNICAL SPECIFICATIONS AND PRICES
                     -----------------------------------

CATERPILLAR PACKAGE GENERATOR SET
  *  Caterpillar 3300 Family Diesel Generator Set
     Rated Kw at 0.8 Power Factor as per page 2
     1500 rpm for Prime Power Service
     200/400 volt at 50 Hz

Standard equipment:

ENGINE                                          FUEL SYSTEM
Caterpillar heavy duty 3300 turbocharged        Fuel filters, spin on
  aftercooled diesel engine                     Fuel pressure gauge
                                                Fuel lines, flexible, shipped loose
AIR INLET SYSTEM                                  3/8 NPTF male ends
Heavy duty (exhaust augmented) air cleaner      Fuel priming pump
  with service indicator                        Fuel transfer pump
Turbocharger and aftercooler                    Variable timing, automatic
                                                Primary fuel filter installed
CONTROL SYSTEM                                  Fuel tank base
Governor, hydra-mechanical
24 volt governor control motor                  GENERATOR
                                                SR4 brushless self excited generator with VR3
COOLING SYSTEM                                    voltage regulator and space heater
Drain lines
Blower fan, fan drive, and fan guard            INSTRUMENTATION
Thermostats and housing                         Control panel, mounted on generator terminal
Radiator, engine mounted                          box
Jacket water pump, gear driven, centrifugal     Includes:
                                                Standard generator controls and monitoring:
EXHAUST SYSTEM                                  Digital ammeter, voltmeter and frequency meter
Exhaust manifold, dry round flanged outlet      Ammeter/voltmer phase selector switch
Muffler                                         Voltage adjust rheostat
                                                Standard engine controls and monitoring:
FLYWHEELS AND FLYWHEEL HOUSINGS                 Automatic/manual start stop control
Flywheel and flywheel housing                   Engine control switch for off/reset auto start,
SAE standard rotation                             manual start, stop
                                                Cycle cranking
                                                Cooldown timer
                                                Emergency stop pushbutton


ANNEX B-1/H
-----------

QUOTATION NO. CWT94017, PAGE 2


INSTRUMENTATION (cont.)                                 MOUNTING SYSTEM
Safety shutdown protection and LED indicators           Base, structural steel base or mounting rails
  for:                                                  Linear vibration isolators between base and
Low oil pressure, high coolant temperature,               engine generator
  overcrank, overspeed, emergency stop, spare           Fuel tank built into base
  alarm and spare shutdown
Digital display for:                                    PROTECTION SYSTEM
Coolant temperature, oil pressure, service hours,       Shutoff, solenoid 24 volt
  Engine RPM system DC volts, system                    Circuit breaker set mounted, amperage suitable
  diagnostic codes                                        for output

Synchronizing module (lights) with reverse              STARTING SYSTEM
  power relay, parallel kit and speed control           24 volt electric starting motor
  mounted in panel to allow parallel operation          Batteries, battery cables and rack
                                                        Jacket water heater and low temperature switch
LUBE SYSTEM                                             Battery charger 10 amp
Crankcase breather and fumes disposal line
Oil cooler                                              GENERAL
Oil filler in valve cover and dipstick                  Paint Caterpillar yellow
Oil filter, spin on                                     Vibration damper
Lubricating oil, SAE 10W-30                             Lifting eyes
Oil drain lines                                         Tool set
Oil pump
Oil pan



TOTAL UNIT PRICE FOR ONE CATERPILLAR 3306 GENERATOR   US$ 84,700
SET (RATED AT 180 kW PRIME POWER),                    ==========
C.I.F. VANINO, RUSSIAN FEDERATION

TOTAL PRICE FOR TWO CATERPILLAR 3306 GENERATOR        US$169,400
SETS (RATED AT 180 kW PRIME POWER),                   ==========
C.I.F. VANINO, RUSSIAN FEDERATION

TOTAL UNIT PRICE FOR ONE CATERPILLAR 3304 GENERATOR   US$ 36,000
SET (RATED AT 90 kW PRIME POWER),                     ==========
C.I.F. VANINO, RUSSIAN FEDERATION

TOTAL PRICE FOR TWO CATERPILLAR 3306 AND              US$205,400
ONE 3304 GENERATOR SETS AS DESCRIBED ABOVE,           ==========
C.I.F. VANINO, RUSSIAN FEDERATION

ANNEX C




                           TECHNICAL DOCUMENTATION
                           -----------------------





SELLER shall provide, with each machine and generator set, and at its own expense, the following:


One  -      Service Manual (in English)

One  -      Parts Book (in English)

One  -      Operator's and Maintenance Manual (in English)

One  -      Cold Weather Operation, Lubrication and Maintenance Instructions (in
            Russian)

One  -      Set of Instruction Decals installed on each machine and genset (in
            English)

ANNEX D

DELIVERY SCHEDULE (subject to timely completion of payment arrangements as
-----------------
provided in Article V)



DESCRIPTION                         PORT OF EXIT          DELIVERY DATE FAS
-----------                         ------------          -----------------

MACHINES, GENERATOR
-------------------

SETS AND ATTACHMENTS
--------------------

As per Annex   B-1/A                US WEST COAST         10 weeks

               B-1/B                US WEST COAST         10 weeks

               B-1/C                US WEST COAST         16 weeks

               B-1/D                EUROPEAN              20 weeks

               B-1/E                EUROPEAN              20 weeks

               B-1/F                EUROPEAN              20 weeks

               B-1/G                US WEST COAST         15 weeks

               B-1/H                US WEST COAST         12 weeks

CONSUMABLE PARTS
----------------
As per Annex B-2/A AND UP           US WEST COAST         10 weeks
                                    AND/OR EUROPEAN

REPLACEMENT PARTS
-----------------
As per Annex B-3/A AND UP           US WEST COAST         20 weeks
                                    AND/OR EUROPEAN

TOOLS
-----
As per Annex B-4/A AND UP           US WEST COAST         20 weeks
                                    AND/OR EUROPEAN

ANNEX E


PAYOR shall pay SELLER the total Contract Price of the products as follows:



A) DOWN PAYMENT OF 30% OF THE TOTAL CONTRACT PRICE
--------------------------------------------------

UNITED STATES DOLLARS 740,017.50 (seven hundred and forty thousand and seventeen United States Dollars and fifty United States Cents) representing thirty percent (30%) of the total contract price shall be paid by telegraphic transfer within 30 days from signature of contract to SELLER'S account No. 101-WA-701 874 000/CHIPS I.D. NO. 052431 with Swiss Bank Corporation, New York (Swift address: SBCOUS33NYC) under telex advice to SELLER. For funds received, SELLER shall provide a signed receipt to PAYOR as specified in Annex E/1/A

All banking charges incurred by PAYOR'S bank shall be for PAYOR'S account. All banking charges incurred by SELLER'S bank shall be for SELLER's account.


B) BALANCE PAYMENT OF 70% OF THE TOTAL CONTRACT PRICE
-----------------------------------------------------

UNITED STATES DOLLARS 1,726,707.50 (one million seven hundred and twenty six thousand and seven hundred and seven United States Dollars and fifty
United States Cents) representing seventy percent (70%) of the total contract price shall be paid by PAYOR to SELLER under an irrevocable Letter of Credit to be opened in favor of SELLER within 30 days from signature of the contract.

This Letter of Credit shall be confirmed and payable by a first class U.S. or European Bank acceptable to SELLER and shall be valid for at least eight months (8) for shipment and nine months (9) for negotiation of the shipping documents.

Payment under this Letter of Credit shall be made as follows:
------------------------------------------------------------

-- Thirty percent (30%) of the total contract price shall be paid to SELLER at sight and the remaining

-- Forty percent (40%) of the total contract price shall be paid to SELLER thirty days (30 days) from the Bill of Lading date against presentation of the following documents:

       a) Commercial Invoice in four (4) copies

        b) Packing list in two (2) copies

        c) Full set of Clean on-board Ocean Bill of Lading evidencing shipment to Vanino, Russian Federation issued to the order of SELLER, endorsed to the order of BUYER and marked notify: BUYER

        d) Original Insurance Certificate endorsed to PAYOR for 110% of CIF value of Products, payable in the United States and in U.S. Dollars against all risks including American Institute Cargo Clause, S.R.C.C. (Strike, Riots & Civil Commotion Clause) and war risk.

PAYOR shall, at SELLER'S request, extend the validity of the Letter of Credit to allow SELLER to make shipment of and collection of payment for the products in accordance with the terms of this Contract or in the event of any of the circumstances referred to in Article VII - delays in documentation or other excusable delays under this Contract.

The Letter of Credit shall further specify:
------------------------------------------

-- "Stale dated documents are acceptable"
-- "Partial shipments are allowed"
-- "Transhipments are allowed"

All banking and collection charges incurred in connection with opening, advising, negotiating and confirming the Letter of Credit shall be for PAYOR'S account.

PAYOR shall fax/telex SELLER the No. of the Letter of Credit, amount, name of opening bank and opening date and the name of the confirming bank, not later than three (3) working days from the opening date of the Letter of Credit.

ANNEX E/1/A









                                   RECEIPT
                                   -------



WE HEREBY CONFIRM HAVING RECEIVED FROM ____(INSERT NAME OF PAYOR)____, __________________ ON ______________________ 19__, THE AMOUNT OF
US$ 1,073,737.50 (ONE MILLION AND SEVENTY THREE THOUSAND AND SEVEN HUNDRED AND THIRTY SEVEN UNITED STATES DOLLARS AND FIFTY UNITED STATES CENTS) REPRESENTING THE ADVANCE PAYMENT OF THIRTY PERCENT (30) UNDER CONTRACT
NO. CWT001/94 DATED _______________ 19__.


GENEVA,___________________                            CATERPILLAR OVERSEAS S.A
             (Date)



                                                      By:_____________________

ANNEX F






         PROCEDURE FOR FILING CLAIMS FOR LOSS, DAMAGE OR DESTRUCTION
         -----------------------------------------------------------
          OF ANY PRODUCTS IN ACCORDANCE WITH ARTICLE X, PARAGRAPH 2,
          ----------------------------------------------------------
                               OF THIS CONTRACT
                               ----------------

1. BUYER or BUYER's agent shall inspect all Products upon receipt from the carrier at the port of entry.

2. In the case of loss, damage or destruction of any Products, BUYER or BUYER's agent shall:

      (i) provide a written report evidencing that the loss, damage or destruction occurred while the Product was in the carrier's custody.

      (ii) immediately request a surveyor to inspect the Products at the port of entry and obtain a survey report from the local Chamber of Commerce.

3. Upon receipt of the survey report, BUYER shall file a Letter of Claim with SELLER describing the destruction, or loss, or damage incurred and listing the serial numbers and/or reference numbers and quantity of all destroyed, lost or damaged Products. This Letter of Claim is to be accompanied by the following supporting documents.

      1.    Copy of SELLER's related product invoice
      2.    Original or copy of the Bill of Lading
      3.    Written report as per paragraph 2 (i) above
      4. Survey report by the Chamber of Commerce as per paragraph 2 (ii) above
      5.    Pictures of damaged or destroyed Products

The Letter of Claim and supporting documents must be submitted by BUYER in the English language, and any documents issued in the Russian language must be accompanied by English translations.

It shall be the BUYER's responsibility to obtain and provide all of the above documents as fast as possible to the SELLER. However, if any of the supporting documents are not available BUYER shall so state, together with the reasons the missing documents are not available, in its Letter of Claim.

ANNEX G


                                   WARRANTY
                                   --------

1. SELLER warrants Caterpillar Products sold under this Contract to be free from defects in material and workmanship, under normal use and service, for the following periods of time:

        A. Caterpillar machines and generator sets: twelve (12) months after the date of initial use or eighteen (18) months after the delivery date specified in Annex D, whichever first occurs.

        B. Caterpillar replacement engines, parts and tools with a Caterpillar reference number: twelve (12) months after the delivery date specified in Annex D.

2. SELLER's liability under this warranty is limited to the repair replacement, as SELLER may elect, of components or parts which are found upon inspection by SELLER to have been defective in material or workmanship. If SELLER elects to repair any parts or components found by SELLER to be defective, such repairs shall be performed at an establishment authorized by SELLER.

3. Replacement parts and components supplied by SELLER under this warranty shall be provided free of charge to BUYER CIF Russian port of entry (Incoterms 1990).

4. This warranty excludes all labor costs and the costs of normal maintenance service, such as engine tune-ups, replacement of filters, lubrication, etc.

5.      BUYER shall present a warranty claim to SELLER within forty-five
        (45) days after the date a defect is found.

6. Within thirty (30) days after the date of initial use of each machine and generator set, BUYER shall advise SELLER of its serial number and the date of its initial use.

7. If SELLER should request BUYER, in writing, to return any defective part or component to SELLER, BUYER shall return such part or component to SELLER. Prior to the actual return of the requested item(s) SELLER and BUYER shall agree upon the transportation costs. Parts or components that are subject to a warranty claim shall be properly protected and stored at BUYER's/ END-USER's premises until settlement of the warranty claim.

8. This warranty is expressly in lieu of any other warranties, express or implied, including without limitation any warranty of merchantability or fitness for a particular purpose. Remedies under this warranty are expressly limited to repair or replacement as specified above, and any claims for other loss or damage of any type (including without limitation loss from failure of the product to operate for any period of time, other economic or moral loss, or incidental, special, indirect or consequential damage) are expressly excluded.

9. Other manufacturer's Products sold hereunder are supplied with the warranty provided by such manufacturer. In the event of a warranty claim by BUYER for such Products, SELLER agrees to pass on such claim to manufacturer on behalf of BUYER.